Exhibit 10.5

FORM OF BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, PACER STACKTRAIN, INC. (“Seller”), owner of the full legal and beneficial title to the intermodal cars described on the attached Schedule (the “Cars”), does hereby sell, grant, transfer and deliver all its right, title and interest in and to the Cars free and clear of all claims, liens, attachments and rights of others (“Liens”) to PNC EQUIPMENT FINANCE, LLC (“Purchaser”), to have and to hold the Cars forever. Seller hereby warrants to Purchaser, and its successors and assigns, that there is hereby conveyed to Purchaser good and marketable title to the Cars, free and clear of any Liens.

Except as otherwise provided herein, the Cars are sold “AS-IS” and “WHERE-IS”.

This Bill of Sale is governed by the laws of the State of Ohio.

IN WITNESS whereof, Seller has caused this Bill of Sale to be duly executed as of this 28th day of February, 2012.

PACER STACKTRAIN, INC.

By:	/s/ John J. Hafferty

Name:	John J. Hafferty

Title:	Chief Financial Officer